Exhibit 13.2

Certification
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) Section 1350, Chapter 63 of Title 18, United States Code), the undersigned officer of BBB Foods Inc. (the “Company”), does hereby certify, to such officer’s knowledge, that:

The Annual Report on Form 20-F for the year ended December 31, 2024 of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 20-F fairly presents, in all material respects, the financial condition, results of operations and cash flows of the Company.

Date: April 29, 2025

By: /s/ Eduardo Pizzuto

Name: Eduardo Pizzuto

Title: Chief Financial Officer